Exhibit 10.4
Execution Copy

AMENDMENT #2 TO STANDBY STOCK PURCHASE AGREEMENT
This AMENDMENT #2 TO STANDBY STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of December 6, 2018, is entered into by and among Positive Physicians Holdings, Inc. a Pennsylvania corporation (the “Company”), Positive Physicians Insurance Exchange, a Pennsylvania domiciled reciprocal inter-insurance exchange (“PPIX”), Physician’s Insurance Program Exchange, a Pennsylvania domiciled reciprocal inter-insurance exchange (“PIPE”), and Professional Casualty Association, a Pennsylvania domiciled reciprocal inter-insurance exchange (“PCA”, and collectively with PPIX and PIPE, or each individually as the context requires, the “Exchanges”), and Insurance Capital Group, LLC (the “Standby Purchaser”).
W I T N E S S E T H:
WHEREAS, the Company, the Exchanges and the Standby Purchaser entered into a Standby Stock Purchase Agreement dated as of June 8, 2018, and an Amendment to Standby Purchase Agreement dated as of September 21, 2018 (together, as amended, the “Standby Agreement”); and
WHEREAS, the Company, the Exchanges and the Standby Purchaser have agreed to amend certain provisions of the Standby Agreement.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:
Section 1.  Background. The Background provisions set forth above (including, but not limited to, the defined terms set forth therein) are hereby incorporated by reference into this Amendment and made a part hereof as if set forth in their entirety in this Section 1. Capitalized terms used in this Amendment which are not otherwise defined herein, but which are defined in the Standby Agreement, shall have the respective meanings given to such terms in the Standby Agreement.
Section 2.  Exhibit A. The form of the “Diversus Management Agreement” as defined in Section 1 of the Standby Agreement and set forth at Exhibit A to the Standby Agreement is hereby replaced in its entirety with the form of Management Agreement attached to this Amendment as Exhibit A.
Section 3.  Exhibit B. The form of the “Option Agreement” as defined in Section 1 of the Standby Agreement is attached as Exhibit B to the Standby Agreement. The form of the Option Agreement is hereby amended by removing Exhibit A to the Option Agreement (titled “Total Enterprise Value Determination”) and replacing it in its entirety with the restated form of Exhibit A to the Option Agreement attached hereto.
Section 4.  Amendment to Section 14. Section 14(a) of the Standby Agreement shall be amended by deleting such paragraph (a) in its entirety and replacing the same with the following:
(a)After the occurrence of a Standstill Termination Event, if a Stockholder who holds no less than 51% of the outstanding Common Stock of the Company (a “Dragging

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Stockholder”), receives a bona fide offer from a non-affiliated Third Party Purchaser to consummate, in one transaction, or a series of related transactions, a Change of Control (a “Drag along Sale”), the Dragging Stockholder shall have the right to require that Enstar Holdings (US), Ltd. and each of the Senior Management Shareholders (each, a “Drag Along Stockholder”) participate in such Transfer in the manner set forth in this Section 14, provided, however, that no Drag along Stockholder shall be required to participate in the Drag along Sale if the consideration for the Drag along Sale is other than cash or registered securities listed on an established U.S. securities exchange or traded on the NASDAQ Stock Market. Notwithstanding anything to the contrary in this Agreement, each Drag along Stockholder shall vote in favor of the transaction and take all actions to waive any dissenters, appraisal or other similar rights.
Section 5.  Survival of Standby Agreement. Except as amended by this Agreement, the Standby Agreement, together with the Supplemental Agreement, embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein. Except as expressly set forth in the Supplemental Agreement, there are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the transactions contemplated by this Agreement, and this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.
Section 6.  Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby). The state courts of the County of Philadelphia, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have the exclusive jurisdiction over any and all claims, lawsuits and litigation relating to or arising out of this Agreement, the subject matter hereof or the transactions contemplated hereby. Each party hereto hereby irrevocably (a) submits to the personal jurisdiction of such courts over such party in connection with any litigation, proceeding or other legal action arising out of or in connection with this Agreement, and (b) waives to the fullest extent permitted by law any objection to the venue of any such litigation, proceeding or action which is brought in any such court.
Section 7.  Miscellaneous.
(a)The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.
(b)This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e‑mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
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IN WITNESS WHEREOF, the parties have caused this Agreement #2 to be duly executed and delivered as of the date first above written.

POSITIVE PHYSICIANS HOLDINGS, INC.

By:
Name: Lewis S. Sharps M.D.
Title: CEO

POSITIVE PHYSICIANS INSURANCE EXCHANGE

By:
Name: Lewis S. Sharps M.D.
Title: CEO

PHYSICIAN'S INSURANCE PROGRAM EXCHANGE

By:
Name: Lewis S. Sharps M.D
Title: CEO

PROFESSIONAL CASUALTY ASSOCIATION

By:
Name: Lewis S. Sharps M.D
Title: CEO

INSURANCE CAPITAL GROUP, LLC
By: ICG Management, LLC, its managing member

By:
Name: Craig A. Huff
Title: Co-Managing Member

By:
Name: Matthew T. Popoli
Title: Co-Managing Member

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EXHIBIT A TO AMENDMENT #2
Restated Form of Diversus Management Agreement

See attached

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EXHIBIT B TO AMENDMENT #2
Restated Form of the Valuation Principles
(Exhibit A to Option Agreement)

See attached